Income and Other Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income and Other Taxes
 Income and Other Taxes
Income before income taxes ("pre-tax income") was as follows:

	Year Ended December 31,
	2012	2011	2010
Domestic income	$878	$917	$433
Foreign income	470	648	382
Income Before Income Taxes	$1,348	$1,565	$815

Provisions (benefits) for income taxes were as follows:

	Year Ended December 31,
	2012	2011	2010
Federal Income Taxes
Current	$24	$52	$153
Deferred	84	134	(17)
Foreign Income Taxes
Current	123	103	59
Deferred	—	38	8
State Income Taxes
Current	34	28	46
Deferred	12	31	7
Total Provision (Benefit)	$277	$386	$256
A reconciliation of the U.S. federal statutory income tax rate to the consolidated effective income tax rate was as follows:

	Year Ended December 31,
	2012	2011	2010
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Nondeductible expenses	2.6%	2.0%	6.3%
Effect of tax law changes	0.7%	0.2%	(0.2)%
Change in valuation allowance for deferred tax assets	(0.7)%	(0.3)%	2.6%
State taxes, net of federal benefit	2.1%	2.4%	2.0%
Audit and other tax return adjustments	(4.7)%	(1.0)%	(3.6)%
Tax-exempt income, credits and incentives	(2.6)%	(3.1)%	(3.9)%
Foreign rate differential adjusted for U.S. taxation of foreign profits(1)	(11.8)%	(10.4)%	(6.7)%
Other	(0.1)%	(0.1)%	(0.1)%
Effective Income Tax Rate	20.5%	24.7%	31.4%
 _____________________________

(1)	The “U.S. taxation of foreign profits” represents the U.S. tax, net of foreign tax credits, associated with actual and deemed repatriations of earnings from our non-U.S. subsidiaries.

On a consolidated basis, we paid a total of $137, $94 and $49 in income taxes to federal, foreign and state jurisdictions during the three years ended December 31, 2012, respectively.

Total income tax expense (benefit) was allocated as follows:

	Year Ended December 31,
	2012	2011	2010
Pre-tax income	$277	$386	$256
Common shareholders' equity:
Changes in defined benefit plans	(233)	(277)	12
Stock option and incentive plans, net	(5)	1	(6)
Cash flow hedges	(24)	3	5
Translation adjustments	(9)	2	6
Total Income Tax Expense (Benefit)	$6	$115	$273

Unrecognized Tax Benefits and Audit Resolutions
Due to the extensive geographical scope of our operations, we are subject to ongoing tax examinations in numerous jurisdictions. Accordingly, we may record incremental tax expense based upon the more-likely-than-not outcomes of any uncertain tax positions. In addition, when applicable, we adjust the previously recorded tax expense to reflect examination results when the position is effectively settled. Our ongoing assessments of the more-likely-than-not outcomes of the examinations and related tax positions require judgment and can increase or decrease our effective tax rate, as well as impact our operating results. The specific timing of when the resolution of each tax position will be reached is uncertain. As of December 31, 2012, we do not believe that there are any positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2012	2011	2010
Balance at January 1	$225	$186	$148
Additions from acquisitions	—	—	46
Additions related to current year	28	43	38
Additions related to prior years positions	5	38	24
Reductions related to prior years positions	(36)	(17)	(16)
Settlements with taxing authorities(1)	(13)	(14)	(19)
Reductions related to lapse of statute of limitations	(8)	(8)	(35)
Currency	—	(3)	—
Balance at December 31	$201	$225	$186

_____________________________

(1)	Majority of settlements did not result in the utilization of cash.
Included in the balances at December 31, 2012, 2011 and 2010 are $16, $36 and $39, respectively, of tax positions that are highly certain of realizability but for which there is uncertainty about the timing or that they may be reduced through an indirect benefit from other taxing jurisdictions. Because of the impact of deferred tax accounting, other than for the possible incurrence of interest and penalties, the disallowance of these positions would not affect the annual effective tax rate.
We recognized interest and penalties accrued on unrecognized tax benefits, as well as interest received from favorable settlements within income tax expense. We had $20, $28 and $31 accrued for the payment of interest and penalties associated with unrecognized tax benefits at December 31, 2012, 2011 and 2010, respectively.

In the U.S., with the exception of ACS, we are no longer subject to U.S. federal income tax examinations for years before 2007. ACS is no longer subject to such examinations for years before 2005. With respect to our major foreign jurisdictions, we are no longer subject to tax examinations by tax authorities for years before 2000.
Deferred Income Taxes

We had undistributed earnings of foreign subsidiaries and other foreign investments carried at equity at December 31, 2012 of approximately $8.8 billion. We have provided deferred taxes on approximately $500 of those earnings due to their anticipated repatriation to the U.S. The remaining $8.3 billion of undistributed earnings have been indefinitely reinvested and we currently do not plan to initiate any action that would precipitate a deferred tax impact. We do not believe it is practical to calculate the potential deferred tax impact, as there is a significant amount of uncertainty with respect to determining the amount of foreign tax credits as well as any additional local withholding tax and other indirect tax consequences that may arise from the distribution of these earnings. In addition, because such earnings have been indefinitely reinvested in our foreign operations, repatriation would require liquidation of those investments or a recapitalization of our foreign subsidiaries, the impacts and effects of which are not readily determinable.

The tax effects of temporary differences that give rise to significant portions of the deferred taxes were as follows:

	December 31,
	2012	2011
Deferred Tax Assets
Research and development	$793	$876
Post-retirement medical benefits	359	368
Anticipated foreign repatriations	264	41
Depreciation and amortization	52	71
Net operating losses	630	637
Other operating reserves	300	285
Tax credit carryforwards	177	379
Deferred compensation	312	306
Allowance for doubtful accounts	73	93
Restructuring reserves	30	29
Pension	696	547
Other	143	132
Subtotal	3,829	3,764
Valuation allowance	(654)	(677)
Total	$3,175	$3,087

Deferred Tax Liabilities
Unearned income and installment sales	$947	$996
Intangibles and goodwill	1,252	1,261
Other	48	41
Total	$2,247	$2,298

Total Deferred Taxes, Net	$928	$789

The above amounts are classified as current or long-term in the Consolidated Balance Sheets in accordance with the asset or liability to which they relate or, when applicable, based on the expected timing of the reversal. Current deferred tax assets at December 31, 2012 and 2011 amounted to $273 and $229, respectively.

The deferred tax assets for the respective periods were assessed for recoverability and, where applicable, a valuation allowance was recorded to reduce the total deferred tax asset to an amount that will, more-likely-than-not, be realized in the future. The net change in the total valuation allowance for the years ended December 31, 2012 and 2011 was a decrease of $23 and $58, respectively. The valuation allowance relates primarily to certain net operating loss carryforwards, tax credit carryforwards and deductible temporary differences for which we have concluded it is more-likely-than-not that these items will not be realized in the ordinary course of operations.

Although realization is not assured, we have concluded that it is more-likely-than-not that the deferred tax assets, for which a valuation allowance was determined to be unnecessary, will be realized in the ordinary course of operations based on the available positive and negative evidence, including scheduling of deferred tax liabilities and projected income from operating activities. The amount of the net deferred tax assets considered realizable, however, could be reduced in the near term if actual future income or income tax rates are lower than estimated, or if there are differences in the timing or amount of future reversals of existing taxable or deductible temporary differences.

At December 31, 2012, we had tax credit carryforwards of $177 available to offset future income taxes, of which $79 are available to carryforward indefinitely while the remaining $98 will expire 2013 through 2032 if not utilized. We also had net operating loss carryforwards for income tax purposes of $1.3 billion that will expire 2013 through 2032, if not utilized, and $2.4 billion available to offset future taxable income indefinitely.